EXHIBIT 21
                                                      --------------------------
                                                      Subsidiaries of Registrant
                                                                2000
Parents of Registrant
       None

Registrant
       Texaco Inc.

The significant subsidiaries included in the consolidated financial statements of the Registrant are as follows:

                                                                                                Organized
                                                                                                  under
                                                                                               the laws of
                                                                                               -----------
Fuel and Marine Marketing LLC                                                                  Delaware
Fuel and Marine Marketing Limited                                                              England
Four Star Oil and Gas Company                                                                  Delaware
Heddington Insurance Ltd.                                                                      Bermuda
MVP Production Inc.                                                                            Delaware
S.A. Texaco Belgium N.V.                                                                       Belgium
Saudi Arabian Texaco Inc.                                                                      Delaware
Star Deep Water Petroleum Limited                                                              Nigeria
TEPI Holdings Inc.                                                                             Delaware
TRMI Holdings Inc.                                                                             Delaware
Texaco Australia Pty. Limited                                                                  Australia
Texaco Aviation Products LLC                                                                   Delaware
Texaco Block B South Natuna Sea Inc.                                                           Liberia
Texaco Brazil S.A. - Produtos de Petroleo                                                      Brazil
Texaco Britain Limited                                                                         England
Texaco California Inc.                                                                         Delaware
Texaco Captain Holdings Inc.                                                                   Delaware
Texaco Caribbean Inc.                                                                          Delaware
Texaco China B.V.                                                                              Netherlands
Texaco Denmark Inc.                                                                            Delaware
Texaco Exploration and Production Inc.                                                         Delaware
Texaco Group Inc.                                                                              Delaware
Texaco International Trader Inc.                                                               Delaware
Texaco International Petroleum Co.                                                             Delaware
Texaco Investments (Netherlands), Inc.                                                         Delaware
Texaco (Ireland) Limited                                                                       Ireland
Texaco Limited                                                                                 England
Texaco Natural Gas Inc.                                                                        Delaware
Texaco Nederland B.V.                                                                          Netherlands
Texaco North Sea U.K. Company                                                                  Delaware
Texaco Overseas (Nigeria) Petroleum Company Unlimited                                          Nigeria
Texaco Overseas Holdings Inc.                                                                  Delaware
Texaco Panama Inc.                                                                             Panama
Texaco Philippines Inc.                                                                        Liberia
Texaco Pipeline International LLC                                                              Delaware
Texaco Puerto Rico Inc.                                                                        Puerto Rico
Texaco Raffinaderij Pernis B.V.                                                                Netherlands
Texaco Refining and Marketing Inc.                                                             Delaware
Texaco Refining and Marketing (East) Inc.                                                      Delaware
Texaco Trinidad, Inc.                                                                          Delaware
Texaco Venezuela Holdings (I) Company                                                          Delaware
Texas Petroleum Company                                                                        New Jersey

Names of certain subsidiary companies are omitted because, considered in the aggregate as a single subsidiary company, they do not constitute a significant subsidiary company.